                    TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Highlights........................   4
     Performance in Perspective..................   5
     Portfolio Management Review.................   6
     Portfolio of Investments....................   9
     Statement of Assets and Liabilities.........  10
     Statement of Operations.....................  11
     Statement of Changes in Net Assets..........  12
     Financial Highlights........................  13
     Notes to Financial Statements...............  16
     Report of Independent Accountants...........  24

    GTI ANR 11/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]
                     DENNIS J. MCDONNELL AND DON G. POWELL
November 4, 1996

Dear Shareholder,
  As you may already be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by the Morgan Stanley Group Inc. While this announcement may appear commonplace in an ever-changing financial industry, we believe it represents an exciting opportunity for shareholders of our investment products.
  With Morgan Stanley's global leadership in investment banking and asset man-agement and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.
  The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. And we expect very little change in the way your mutual fund account is maintained and serviced. We value our relationship with you and look forward to communicating more details of this transaction, which was completed October 31, 1996.
  Regarding the U.S. Government Trust for Income, you will find in this report performance results for the 12-month period ended September 30, 1996, along with an interview with your fund's portfolio management team.

ECONOMIC REVIEW

  The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quarter of 1995--due in part to weak construction activity, two government shutdowns, and a strike at Boeing--real GDP (the nation's gross domestic prod-uct, adjusted for inflation) rose by 2.0 percent in this year's first quarter. And, as anticipated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the aftermath of the General Motors strike earlier in the year, an end to the budget stalemate between the White House and Congress, and extreme weather conditions in many parts of the country. Upward momentum has been assisted by consumer spending, as indicated by a 3 percent rise in retail sales in the first nine months of this calendar year (a 5 percent rise during the Fund's fiscal year).
  In the manufacturing sector, economic reports, such as the National Associa-tion of Purchasing Managers Index, suggested a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this mo-mentum.
  Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent an-nual rate over the past year, and the closely
                                                          Continued on page two
watched "core" Consumer Price Index, which excludes volatile food and energy components, has risen year after year at rates between 2.7 and 3.0 percent per year. In general, recent reports have suggested an upward creep in labor-re-lated costs. The Producer Price Index, which measures prices paid by wholesal-ers to producers, has indicated low wholesale prices in each of the past four months, from June through September.

ECONOMIC OUTLOOK

  We anticipate that the economy will continue to grow during the balance of 1996, albeit at more moderate rates than the second quarter's swift pace. We expect rates of inflation to remain near current levels and the Fed to maintain a steady monetary policy in the coming months. That suggests little movement in short-term interest rates and a continuation of the current trading range for yields on long-term bonds.
  As always, we appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1996

         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

                                               A SHARES    B SHARES    C SHARES

 TOTAL RETURNS
 One-year total return based on NAV/1/.......       3.57%       2.70%       2.70%
 One-year total return/2/....................      (1.37%)     (1.16%)      1.74%
 Life-of-Fund average annual total return/2/.       3.36%/3/    3.30%/3/    2.86%/3/
 Commencement Date...........................    10/06/92    10/06/92    04/12/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate/4/........................       6.52%       6.11%       6.11%
 SEC Yield/5/................................       5.43%       5.08%       5.08%

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through the period end.

/4/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/5/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1996.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                             PORTFOLIO HIGHLIGHTS


         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

COUPON DISTRIBUTION AS OF SEPTEMBER 30, 1996

                             [GRAPH APPEARS HERE]

              Coupon Rate            Percentage of Portfolio
              6-7                              10.2%
              7-8                              20.5%
              8-9                              11.0%
              9-10                             40.6%
              10 or More                       17.7%

PORTFOLIO COMPOSITION BY SECTOR

                           [PIE CHART APPEARS HERE]

As of September 30, 1996
GNMA                               17.6%
FNMA                               10.4%
Treasury/Agency                    48.0%
CMO                                13.8%
FHLMC                              10.2%

As of March 31, 1996
GNMA                               17.4%
FNMA                                9.9%
Treasury/Agency                    45.4%
CMO                                23.3%
FHLMC                               4.0%

DURATION

                        AS OF SEPTEMBER 30, 1996                   AS OF MARCH 31, 1996
     Duration                  4.2 years                                4.2 years

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Merrill Lynch Intermediate-Term U.S. Government Index over time. As a broad-based unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital U.S. Government Trust for Income vs. Merrill Lynch Intermediate-Term U.S. Government Index (November 1992 through September 1996)

                             [GRAPH APPEARS HERE]

                         VKAC U.S. Government   Merrill Lynch Intermediate-Term
                         Trust for Income       U.S. Government Index
                         --------------------   -------------------------------
11/30/92                       $ 9,525                     $10,000
12/31/92                         9,891                      10,128
12/31/93                        10,297                      10,959
12/31/94                         9,886                      10,782
12/31/95                        11,419                      12,351
 9/30/96                        11,381                      12,553

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended September 30, 1996, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

We recently spoke with the management team of the Van Kampen American Capital U.S. Government Trust for Income about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended September 30, 1996.

THE FOLLOWING KEY TERMS HAVE BEEN LISTED IN THE ORDER IN WHICH YOU WILL FIND THEM IN THIS REPORT.

FED FUNDS RATE: The rate banks charge each other for overnight loans. The Fed-eral Reserve Board uses this rate to affect the direction of interest rates.

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from
7.00 to 6.65 percent, it would be considered a 35 basis point move.

DURATION: A measure of a bond's sensitivity to changes in interest rates, which is expressed in years. To understand the importance of duration, con-sider that it has a direct impact on a fund's net asset value. The longer the duration, the greater the effect of changes in interest rate movements on net asset value.

COUPON: The interest rate on a fixed-income security, usually expressed as an annual percentage of the bond's principal value.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages which allow investors to receive payments of interest and principal passed through from the underlying mortgages. These securities are generally issued by agencies of the U.S. government, such as Federal Home Loan Mortgage Corpo-ration (FHLMC, "FreddieMac"), Federal National Mortgage Association (FNMA, "FannieMae"), and Government National Mortgage Association (GNMA, "GinnieMae").

   HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPER-Q ATED DURING THE PAST FISCAL YEAR (THE 12 MONTHS ENDED SEPTEMBER 30,
   1996)?

 A    The year can be divided into three market environments:

 . From October 1995 to January 1996, the outlook for the fixed-income market was positive. Expectations were high that the economy would continue to show signs of weakness, resulting in a further easing of monetary policy and lower interest rates. In mid-December and again in late January, investors were rewarded as the Federal Reserve Board lowered the federal funds rate-- from 5.75 percent to 5.50 percent and then to 5.25 percent. Fixed- income securities moved steadily higher in price as interest rates gradually de-clined (bonds appreciate in value as yields decline).

 . From February to April 1996, interest rates reversed course. A surge in Feb-ruary's employment report suggested a higher growth rate in the economy and ignited inflationary concerns. The yield on benchmark five-year Treasury notes rose 130 basis points, and their value declined by approximately 5.3 percent.

 . From May to September 1996, the fixed-income market did not move dramati-cally in either direction, as expectations for economic growth and inflation moderated. Interest rates remained within a range between about 6.25 percent and 6.75 percent, as represented by the yield on benchmark five-year Trea-sury notes.

 Q WHAT SIGNIFICANT INVESTMENT TECHNIQUES AND STRATEGIES WERE USED TO PUR-
   SUE THE FUND'S INVESTMENT OBJECTIVE?

 A Because the Fund's objective is to provide investors with a high level of current income, we make portfolio changes with an eye toward main-
taining a competitive distribution rate. Here is how we positioned the Fund with respect to the three market environments described above:

 . To take advantage of the market's rally--October 1995 through January 1996-- the Fund's duration was maintained at about 4.5 years, compared with a neu-tral posture of approximately 4.2 years. Additionally, because interest rates were trending lower, we focused on purchasing lower coupon mortgage-backed securities, which would be expected to have less exposure to home-owner prepayments.

 . In response to the market's decline in value from February through April, we took a more defensive stance, slightly reducing the Fund's duration to 4.1 years in February. We also decreased the Fund's position in Treasury securi-ties, favoring mortgage-backed securities, which have generally performed better in a rising interest rate environment.

 . We increased the Fund's duration to a more neutral position as yields began to fluctuate within a more narrow range from May to September. We continued to emphasize mortgage-backed securities, favoring higher coupon alterna-tives. In the current market environment of declining refinancing activity, these securities should become increasingly attractive.

 Q HOW HAS THE FUND PERFORMED DURING THE REPORTING PERIOD?
 A For the 12-month period ended September 30, 1996, the Fund generated a total return of 3.57 percent/1/ (Class A shares at net asset value). Ad-
ditionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 6.52 percent/3/, based upon the maximum offering price as of September 30, 1996 and a monthly dividend of $0.04625 per share. In con-trast, as of September 30, the yield on benchmark five-year Treasury notes was
6.45 percent.
  For this same period, the Merrill Lynch Intermediate-Term Government Index had a total return of 5.05 percent. This broad-based index attempts to measure the market performance of government securities with maturities between one and ten years. Keep in mind that the index, which is unmanaged, does not re-flect in its performance any commissions or fees that would be paid by an in-vestor purchasing the securities it represents.

 Q WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
 A We believe economic growth will remain moderate with alternating periods of faster and slower activity. This, along with expectations for infla-
tion to remain fairly stable, should keep fixed-income securities within their current yield ranges. Until economic indicators clearly demonstrate a changing market environment for fixed-income securities, we expect to keep the Fund's duration close to its current neutral posture and maintain an overweighted po-sition in mortgage-backed securities.

/s/ Peter W. Hegel                   /s/ Ted V. Mundy
Peter W. Hegel                       Ted V. Mundy
Executive Vice President             Portfolio Manager
Fixed Income Investments
                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1996

--------------------------------------------------------------------------------

    Par
  Amount
   (000)   Description                   Coupon      Maturity      Market Value
--------------------------------------------------------------------------------
           COLLATERALIZED MORTGAGE OBLIGATIONS 14.6%
 $   3,490 Capstead Mortgage CMO,
           Series 93-2CA3.............    9.713%          08/25/23 $  3,580,995
    12,284 Federal National Mortgage
           Association, Series 94-87F.    5.981           03/25/09   12,309,040
     5,327 Prudential Home Mortgage
           Securities, Series 93-23A7.   10.000           06/25/08    5,545,386
    10,000 Salomon Brothers Mortgage
           Securities,
           Series 93-5A3..............    7.364           10/25/23   10,000,000
                                                                   ------------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS............     31,435,421
                                                                   ------------
           U.S. GOVERNMENT AGENCY OBLIGATIONS 38.2%
     9,912 Federal Home Loan Mortgage
           Corp. Gold 30 Year Pools...    6.500  02/01/26-05/01/26    9,320,182
     9,203 Federal Home Loan Mortgage
           Corp. Gold 30 Year Pools...    7.500           02/01/26    9,105,362
     9,074 Federal National Mortgage
           Association 15 Year Pool
           #337543....................    7.000           10/01/09    8,966,094
    10,022 Federal National Mortgage
           Association 30 Year Pools..    7.000  10/01/25-03/01/26    9,671,460
     4,827 Federal National Mortgage
           Association 30 Year Pools..    8.500  01/01/22-10/01/24    4,950,783
     9,628 Government National
           Mortgage Association Pools.    7.500           01/15/26    9,504,676
    16,676 Government National
           Mortgage Association Pools.    8.000  10/15/21-08/15/24   16,832,220
     6,878 Government National
           Mortgage Association Pools.    8.500           12/15/17    7,172,365
     6,097 Government National
           Mortgage Association Pools.    9.000  03/15/18-12/15/29    6,389,078
                                                                   ------------
           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.............     81,912,220
                                                                   ------------
           U.S. GOVERNMENT OBLIGATIONS 45.9%
    10,000 U.S. Treasury Bonds........   10.750           08/15/05   12,657,800
    10,000 U.S. Treasury Bonds........    7.625           02/15/25   10,729,700
    10,000 U.S. Treasury Notes (b)....    8.875           11/15/97   10,317,200
    21,500 U.S. Treasury Notes........    9.250           08/15/98   22,669,170
    14,000 U.S. Treasury Notes........    8.000           08/15/99   14,619,080
    22,000 U.S. Treasury Notes (b)....   11.625           11/15/02   27,572,160
                                                                   ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS....................     98,565,110
                                                                   ------------
           FORWARD PURCHASE COMMITMENTS 7.1%
     5,000 Federal Home Loan Mortgage
           Corp.
           Gold 15 Year Nugget
           (November Forward).........    6.000           12/31/23    4,740,650
    10,000 U.S. Treasury Notes
           (December Forward).........    9.250           08/15/98   10,474,800
                                                                   ------------
           TOTAL FORWARD PURCHASE COMMITMENTS...................     15,215,450
                                                                   ------------
 TOTAL LONG-TERM INVESTMENTS 105.8%
  (Cost $231,420,842) (a).......................................    227,128,201
 REPURCHASE AGREEMENT 1.1%
  Donaldson, Lufkin & Jenrette Securities ($2,270,000 par
  collateralized by U.S. Government obligations in a pooled cash
  account, dated 9/30/96, to be sold on 10/01/96 at $2,270,359).      2,270,000
 LIABILITIES IN EXCESS OF OTHER ASSETS (6.9%)...................    (14,773,355)
                                                                   ------------
 NET ASSETS 100.0%..............................................   $214,624,846
                                                                   ------------

(a) At September 30, 1996, cost for federal income tax purposes is $231,420,842; the aggregate gross unrealized appreciation is $803,954 and the aggregate gross unrealized depreciation is $5,096,595; resulting in net unrealized depreciation of $4,292,641.
(b) Assets segregated as collateral for open futures transactions and open forward commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $231,420,842) (Note 1)........  $227,128,201
Short-Term Investments (Note 1)..................................     2,270,000
Receivables:
 Securities Sold.................................................    10,238,077
 Interest........................................................     2,917,041
 Fund Shares Sold................................................        27,798
Unamortized Organizational Expenses (Note 1).....................         3,000
Other............................................................        60,463
                                                                   ------------
 Total Assets....................................................   242,644,580
                                                                   ------------
LIABILITIES:
Payables:
 Securities Purchased............................................    25,877,919
 Fund Shares Repurchased.........................................       965,649
 Income Distributions............................................       710,625
 Distributor and Affiliates (Notes 2 and 6)......................       228,659
 Investment Advisory Fee (Note 2)................................       108,118
 Variation Margin on Futures (Note 5)............................        24,752
 Bank Overdraft..................................................         1,394
Accrued Expenses.................................................        83,973
Deferred Compensation and Retirement Plans (Note 2)..............        18,645
                                                                   ------------
 Total Liabilities...............................................    28,019,734
                                                                   ------------
NET ASSETS.......................................................  $214,624,846
                                                                   ------------
NET ASSETS CONSIST OF:
Capital (Note 3).................................................  $266,878,426
Accumulated Distributions in Excess of Net Investment Income.....        (5,046)
Net Unrealized Depreciation on Securities........................    (4,183,278)
Accumulated Net Realized Loss on Securities......................   (48,065,256)
                                                                   ------------
NET ASSETS.......................................................  $214,624,846
                                                                   ------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $45,213,315 and 5,576,196 shares of beneficial
 interest issued and outstanding) (Note 3).......................  $       8.11
 Maximum sales charge (4.75%* of offering price).................           .40
                                                                   ------------
 Maximum offering price to public................................  $       8.51
                                                                   ------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $150,815,471 and 18,608,946 shares of beneficial
 interest issued and outstanding) (Note 3).......................  $       8.10
                                                                   ------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $18,596,060 and 2,294,682 shares of beneficial
 interest issued and outstanding) (Note 3).......................  $       8.10
                                                                   ------------

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................................................  $19,854,952
Other.............................................................      334,260
                                                                    -----------
 Total Income.....................................................   20,189,212
                                                                    -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $138,911, $1,747,988 and $228,349, respectively) (Note
 6)...............................................................    2,115,248
Investment Advisory Fee (Note 2)..................................    1,520,100
Shareholder Services (Note 2).....................................      398,218
Trustees Fees and Expenses (Note 2)...............................       19,806
Legal (Note 2)....................................................       15,657
Amortization of Organizational Expenses (Note 1)..................        3,250
Other ............................................................      295,353
                                                                    -----------
 Total Expenses...................................................    4,367,632
 Less Expenses Reimbursed (Note 2)................................        3,200
                                                                    -----------
 Net Expenses.....................................................    4,364,432
                                                                    -----------
NET INVESTMENT INCOME.............................................  $15,824,780
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments .....................................................  $(3,705,680)
 Futures..........................................................      679,386
 Forwards.........................................................     (750,512)
                                                                    -----------
Net Realized Loss on Securities...................................   (3,776,806)
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................       47,132
                                                                    -----------
 End of the Period:
 Investments......................................................   (4,292,641)
 Futures..........................................................      109,363
                                                                    -----------
                                                                     (4,183,278)
                                                                    -----------
Net Unrealized Depreciation on Securities During the Period.......   (4,230,410)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES....................  $(8,007,216)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $ 7,817,564
                                                                    -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended September 30, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended          Year Ended
                                          September 30, 1996  September 30, 1995
---------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................        $ 15,824,780        $ 22,165,708
Net Realized Loss on Securities.........          (3,776,806)        (14,887,473)
Net Unrealized Appreciation/Depreciation
 on Securities During the Period........          (4,230,410)         23,095,865
                                                ------------        ------------
Change in Net Assets from Operations....           7,817,564          30,374,100
                                                ------------        ------------
Distributions from Net Investment
 Income:
 Class A Shares.........................          (3,792,860)         (5,658,550)
 Class B Shares.........................         (10,629,590)        (14,806,014)
 Class C Shares.........................          (1,389,674)         (2,231,929)
                                                ------------        ------------
                                                 (15,812,124)        (22,696,493)
                                                ------------        ------------
Distributions from Net Realized Gain on
 Securities:
 Class A Shares.........................                 -0-             (44,467)
 Class B Shares.........................                 -0-            (131,320)
 Class C Shares.........................                 -0-             (20,769)
                                                ------------        ------------
                                                         -0-            (196,556)
                                                ------------        ------------
Total Distributions.....................         (15,812,124)        (22,893,049)
                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..............................          (7,994,560)          7,481,051
                                                ------------        ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...............          14,763,888          26,939,711
Net Asset Value of Shares Issued Through
Dividend Reinvestment...................           6,411,519           9,373,393
Cost of Shares Repurchased..............         (97,053,619)        (84,779,032)
                                                ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS............................         (75,878,212)        (48,465,928)
                                                ------------        ------------
TOTAL DECREASE IN NET ASSETS............         (83,872,772)        (40,984,877)
NET ASSETS:
Beginning of the Period.................         298,497,618         339,482,495
                                                ------------        ------------
End of the Period (Including
 undistributed net investment income of
 $(5,046) and $35,614, respectively)....        $214,624,846        $298,497,618
                                                ------------        ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                              October 6, 1992
                               Year Ended September             (Commencement
                                        30,                     of Investment
                               ----------------------          Operations) to
Class A Shares                   1996    1995    1994  September 30, 1993 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period...................  $ 8.38   $8.17   $9.26                   $9.43
                               ------  ------ -------                  ------
 Net Investment Income.......    .565     .63     .67                     .81
 Net Realized and Unrealized
  Gain/Loss on Securities....   (.274)    .23 (1.0085)                 (.1795)
                               ------  ------ -------                  ------
Total from Investment
Operations...................    .291     .86  (.3385)                  .6305
                               ------  ------ -------                  ------
Less:
 Distributions from Net
  Investment Income..........    .563    .645    .674                   .8005
 Distributions from Net
  Realized Gain on
  Securities.................     -0-    .005   .0775                     -0-
                               ------  ------ -------                  ------
Total Distributions..........    .563     .65   .7515                   .8005
                               ------  ------ -------                  ------
Net Asset Value, End of the
Period.......................  $8.108   $8.38   $8.17                   $9.26
                               ------  ------ -------                  ------
Total Return (b).............   3.57%  10.97%  (3.82%)                  8.07%(c)
Net Assets at End of the
Period (In millions).........   $45.2   $70.2   $75.3                   $92.4
Ratio of Expenses to Average
Net Assets (d)...............   1.13%   1.09%   1.07%                   1.07%
Ratio of Net Investment
Income to Average Net Assets
(d)..........................   6.83%   7.67%   7.89%                   8.71%
Portfolio Turnover...........    282%    262%    122%                    281%*

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993 without annualization.
(d) For the year ended September 30, 1996, the impact of expenses reimbursed by VKAC was less than 0.01% of average net assets. For the period ended September 30, 1993, the ratios of expenses and net investment income to average net assets would have been 1.15% and 8.64%, respectively, had VKAC not reimbursed certain expenses of the Fund.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                              October 6, 1992
                               Year Ended September             (Commencement
                                        30,                     of Investment
                               ----------------------          Operations) to
Class B Shares                   1996    1995    1994  September 30, 1993 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period...................   $8.38   $8.17   $9.26                   $9.43
                               ------  ------ -------                  ------
 Net Investment Income.......    .504     .57     .61                     .70
 Net Realized and Unrealized
  Gain/Loss on Securities....   (.277)   .228 (1.0205)                 (.1475)
                               ------  ------ -------                  ------
Total from Investment
Operations...................    .227    .798  (.4105)                  .5525
                               ------  ------ -------                  ------
Less:
 Distributions from Net
  Investment Income..........    .503    .583    .602                   .7225
 Distributions from Net
  Realized Gain on
  Securities.................     -0-    .005   .0775                     -0-
                               ------  ------ -------                  ------
Total Distributions..........    .503    .588   .6795                   .7225
                               ------  ------ -------                  ------
Net Asset Value, End of the
Period.......................  $8.104   $8.38   $8.17                   $9.26
                               ------  ------ -------                  ------
Total Return (b).............   2.70%  10.14%  (4.61%)                  7.24%(c)
Net Assets at End of the
Period (In millions).........  $150.8  $200.2  $226.7                  $242.8
Ratio of Expenses to Average
Net Assets (d)...............   1.89%   1.85%   1.82%                   1.81%
Ratio of Net Investment
Income to Average Net Assets
(d)..........................   6.08%   6.92%   7.11%                   7.70%
Portfolio Turnover...........    282%    262%    122%                    281%*

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993 without annualization.
(d) For the year ended September 30, 1996, the impact of expenses reimbursed by VKAC was less than 0.01% of average net assets. For the period ended September 30, 1993, the ratios of expenses and net investment income to average net assets would have been 1.89% and 7.62%, respectively, had VKAC not reimbursed certain expenses of the Fund.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                 Year Ended September            April 12, 1993
                                          30,                     (Commencement
                                 ----------------------     of Distribution) to
Class C Shares                     1996    1995    1994  September 30, 1993 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period.....................   $8.38   $8.17   $9.25                   $9.41
                                 ------  ------ -------                  ------
 Net Investment Income.........    .502     .57     .63                     .33
 Net Realized and Unrealized
  Gain/Loss on Securities......   (.275)   .228 (1.0305)                 (.1561)
                                 ------  ------ -------                  ------
Total from Investment
Operations.....................    .227    .798  (.4005)                  .1739
                                 ------  ------ -------                  ------
Less:
 Distributions from Net
  Investment Income............    .503    .583    .602                   .3339
 Distributions from Net
  Realized Gain on Securities..     -0-    .005   .0775                     -0-
                                 ------  ------ -------                  ------
Total Distributions............    .503    .588   .6795                   .3339
                                 ------  ------ -------                  ------
Net Asset Value, End of the
Period.........................  $8.104   $8.38   $8.17                   $9.25
                                 ------  ------ -------                  ------
Total Return (b)...............   2.70%  10.14%  (4.51%)                  2.10%*
Net Assets at End of the Period
(In millions)..................   $18.6   $28.1   $37.5                   $37.8
Ratio of Expenses to Average
Net Assets (c).................   1.89%   1.85%   1.82%                   1.76%
Ratio of Net Investment Income
to Average Net Assets (c)......   6.08%   6.94%   7.08%                   7.26%
Portfolio Turnover.............    282%    262%    122%                    281%*

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) For the year ended September 30, 1996, the impact of expenses reimbursed by VKAC was less than 0.01% of average net assets. For the period ended September 30, 1993, the ratios of expenses and net investment income to average net assets would have been 1.83% and 7.18%, respectively, had VKAC not reimbursed certain expenses of the Fund.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                              September 30, 1996

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced invest-ment operations on October 6, 1992 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on April 12, 1993.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed de-livery" basis, with settlement to occur at a later date. The value of the se-curity so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1996, there were no when issued or delayed delivery purchase commitments.
  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies ad-vised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agree-ments. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry

                              September 30, 1996

-------------------------------------------------------------------------------
transfer to the account of the custodian bank. The seller is required to main-tain the value of the underlying security at not less than the repurchase pro-ceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable securi-ty. Premiums on debt securities are not amortized. Market discounts are recog-nized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. ORGANIZATIONAL EXPENSES-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs are being amortized on a straight line basis over the 60 month period ending September 30, 1997. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized orga-nizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capi-tal gains. At September 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $45,290,497 which will expire between Septem-ber 30, 2003 and 2004. Net realized loss differs for financial and tax report-ing purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and gains recognized for tax purposes on open futures positions at September 30, 1996.

F. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually. Distributions from net realized gains for book purposes may in-clude short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

                              September 30, 1996

-------------------------------------------------------------------------------
  Permanent book and tax basis differences relating to the accretion of market discounts and recognition of gains/losses on paydowns of mortgage pool obliga-tions totaling $53,316 were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss on securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, pay-able monthly, of .60% of the Fund's average daily net assets.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended September 30, 1996, the Fund recognized expenses of ap-proximately $91,300 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 1996, the Fund recognized expenses of approximately $312,700, representing ACCESS' cost of providing transfer agency and shareholder serv-ices plus a profit.
  Additionally, for the year ended September 30, 1996, the Fund paid VKAC ap-proximately $27,800 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the year ended Sep-tember 30, 1996, VKAC reimbursed the Fund for expenses related to the retire-ment plan. VKAC plans to continue to reimburse these expenses for the remainder of the 1996 calendar year.
  At September 30, 1996, VKAC owned 5,302 shares each of Classes A and B, re-spectively, and 53 shares of Class C.

                               September 30, 1996

--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
  At September 30, 1996, capital aggregated $56,972,639, $185,219,741 and
$24,686,046 for Classes A, B and C, respectively. For the year ended September 30, 1996, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A............................................     549,325  $  4,588,334
 Class B............................................     953,675     7,950,236
 Class C............................................     266,808     2,225,318
                                                     -----------  ------------
Total Sales.........................................   1,769,808  $ 14,763,888
                                                     -----------  ------------
Dividend Reinvestment:
 Class A............................................     182,960  $  1,516,218
 Class B............................................     509,206     4,213,922
 Class C............................................      82,271       681,379
                                                     -----------  ------------
Total Dividend Reinvestment.........................     774,437  $  6,411,519
                                                     -----------  ------------
Repurchases:
 Class A............................................  (3,531,939) $(29,385,104)
 Class B............................................  (6,746,410)  (55,996,788)
 Class C............................................  (1,403,810)  (11,671,727)
                                                     -----------  ------------
Total Repurchases................................... (11,682,159) $(97,053,619)
                                                     -----------  ------------

                              September 30, 1996

-------------------------------------------------------------------------------

  At September 30, 1995, capital aggregated $80,253,191, $229,052,371 and
$33,451,076 for Classes A, B and C, respectively. For the year ended September 30, 1995, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A............................................   1,088,787  $  8,966,043
 Class B............................................   1,628,971    13,459,583
 Class C............................................     550,021     4,514,085
                                                     -----------  ------------
Total Sales.........................................   3,267,779  $ 26,939,711
                                                     -----------  ------------
Dividend Reinvestment:
 Class A............................................     277,298  $  2,282,526
 Class B............................................     725,355     5,967,976
 Class C............................................     136,641     1,122,891
                                                     -----------  ------------
Total Dividend Reinvestment.........................   1,139,294  $  9,373,393
                                                     -----------  ------------
Repurchases:
 Class A............................................  (2,204,895) $(18,106,434)
 Class B............................................  (6,211,959)  (50,895,128)
 Class C............................................  (1,929,164)  (15,777,470)
                                                     -----------  ------------
Total Repurchases................................... (10,346,018) $(84,779,032)
                                                     -----------  ------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

                              September 30, 1996

-------------------------------------------------------------------------------
  For the year ended September 30, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $9,300 and CDSC on redeemed shares of approximately $811,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward purchase commitments, were $695,324,803 and $780,006,633, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio hold-ings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on secu-rities. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a forward commitment. In these situations, the recognition of gain or loss is postponed until the disposal of this underlying security.
  Summarized below are the specific types of derivative financial instruments used by the Fund.
A. FUTURES CONTRACTS-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These con-tracts are generally used to manage the portfolio's effective maturity and du-ration.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                              September 30, 1996

-------------------------------------------------------------------------------
  Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at September 30, 1995....................................       265
Futures Opened.......................................................     5,765
Futures Closed.......................................................    (5,880)
                                                                         ------
Outstanding at September 30, 1996....................................       150
                                                                         ------

  The futures contracts outstanding as of September 30, 1996, and the descrip-tions and unrealized appreciation/depreciation are as follows:

                                                                     UNREALIZED
                                                                  APPRECIATION/
                                                        CONTRACTS  DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Long Bond Future
  Dec 1996--Buys to Open...............................        20      $ 23,499
5-Year U.S. Treasury Note Future
  Dec 1996--Sells to Open..............................        30          (378)
10-Year U.S. Treasury Note Future
  Dec 1996--Buys to Open...............................       100        86,242
                                                              ---      --------
                                                              150      $109,363
                                                              ---      --------

B. FORWARD COMMITMENTS-The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains suffi-cient collateral of cash or securities in a segregated account with its custo-dian. Forward purchase commitments are included in the portfolio of investments, with changes in value reflected as a component of unrealized appreciation/depreciation on investments.

                              September 30, 1996

-------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (col-lectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1996, are payments to VKAC of approxi-mately $1,540,900.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital U.S. Government Trust for Income (the "Fund") at September 30, 1996, and the re-sults of its operations, the changes in its net assets and the financial high-lights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alterna-tive auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
November 11, 1996

         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

ROGER HILSMAN

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

DONALD C. MILLER - Co-Chairman

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO - Co-Chairman

WAYNE W. WHALEN*

WILLIAM S. WOODSIDE


OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1996
   All rights reserved.

/SM/denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.